SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

      NAME OF REGISTRANT:

            Fidelity Advisor Korea Fund, Inc.

Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i) (1), 14a-6(i) (2) or Item 22(a)(2) of Schedule 14A



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:  common stock



            (2)   Aggregate number of securities to which

                  transaction applies:   4,407,093



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:   N/A



            (4)   Proposed maximum aggregate value of transaction:  N/A


[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

FIDELITY ADVISOR KOREA FUND, INC.
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
 1-800-426-5523
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of FIDELITY ADVISOR KOREA FUND, INC.:
 NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the Meeting) of Fidelity Advisor Korea Fund, Inc. (the Fund) will be held at the office of the Fund, 82 Devonshire Street, Boston, Massachusetts 02109 on June 19, 1996, at 9:30 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect two Class II Directors to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1999, or until their successors are duly elected and qualified.
 2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund.
 The Board of Directors has fixed the close of business on April 22, 1996 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Directors
ARTHUR S. LORING, Secretary
April 29, 1996
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUND, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the Fund involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR KOREA FUND, INC.
TO BE HELD JUNE 19, 1996
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Fidelity Advisor Korea Fund, Inc. (the Fund) to be used at the Annual Meeting of Shareholders of the Fund and at any adjournments thereof (the Meeting), to be held June 19, 1996 at 9:30 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the Fund and Fidelity Management & Research Company (FMR), the Fund's Investment Manager. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 29, 1996. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the Fund. In addition, D. F. King Co., Inc. or any agent appointed by Boston EquiServ Limited Partnership will assist the Fund in soliciting proxies for the meeting and will be paid a fee of approximately $1,500 (or such other fee as determined necessary and appropriate by the Fund) plus out-of-pocket expenses. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS SEPTEMBER 30, 1995 ANNUAL REPORT TO ANY SHAREHOLDER REQUESTING SUCH REPORT. BY MAY 29, 1996, THE FUND WILL MAIL TO EACH SHAREHOLDER THE FUND'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 1996. AFTER MAY 29, 1996, THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THIS SEMI-ANNUAL REPORT TO ANY SHAREHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT SHOULD BE MADE BY WRITING TO FIDELITY ADVISOR KOREA FUND, INC., 82 DEVONSHIRE STREET, BOSTON, MA 02109, OR BY CALLING 1-800-345-5033.
 Fidelity International Investments Advisors (FIIA), with main offices located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda, and an office located at Citibank Tower, 16th Floor, Three Garden Road, Central, Hong Kong, is the Fund's Investment Adviser. The Sub-Investment Adviser to the Fund is Fidelity Investments Japan Limited (FIJ), with main offices located at Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan.
 There were 4,407,093 shares of the Fund's common stock issued and outstanding as of April 22, 1996. Shareholders of record at the close of business on April 22, 1996 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held at the close of business on that date (and such shareholders holding fractional shares, if any, shall have proportionate voting rights), with no shares having cumulative voting rights. The Fund has received information that, as of March 22, 1996, a Japanese institutional investor was the beneficial owner of 439,900 shares of the Fund, which would constitute 9.98% of the 4,407,093 issued and outstanding shares of the Fund. To date, management of the Fund has been unable to confirm this information.
VOTE REQUIRED: A MAJORITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND TO APPROVE PROPOSAL 2.
PROPOSAL #   PROPOSAL DESCRIPTION

1. To elect two Class II Directors to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1999, or until their successors are duly elected and qualified.

2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund.

1. TO ELECT DIRECTORS.
 Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the two nominees listed below as Class II Directors of the Fund:
  J. Gary Burkhead
  David L. Yunich
to serve for terms expiring on the date of the annual meeting of shareholders in 1999, or until their successors are duly elected and qualified. If either such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee.
 The nominees named below are currently Directors of the Fund, and have served in that capacity continuously since originally elected. None of the nominees are related to one another. In the tables that follow, those nominees and directors indicated by an asterisk (*) are "interested persons" of the Fund by virtue of, among other things, their affiliation with the Fund, the Fund's Investment Manager, Investment Adviser and Sub-Investment Adviser.
 In the election of Directors, if the two nominees receive a majority of the votes cast at the Meeting, providing a quorum is present, they shall be elected.
Nominees (Age)+   Principal Occupation**                           Director
                                                                   Since

Class II

*J. Gary          President of FMR; and President and a            1994
Burkhead          Director of FMR Texas, Inc., Fidelity
   (55)           Management & Research (U.K.) Inc.,
                  and Fidelity Management & Research
                  (Far East) Inc.; Director or Trustee and
                  Senior Vice President of all other
                  registered management investment
                  companies managed by FMR; Director,
                  Fidelity Advisor World Funds (1995).

David L. Yunich   Former consultant, W.R. Grace &                  1994
   (78)           Company (1977-1995); former Director,
                  New York Racing Association
                  (1977-1995); former Director, Prudential
                  Insurance Company of America
                  (1955-1991); Director, River Bank
                  America (1964-present); former Director,
                  W.R. Grace & Company (1977-1995);
                  former Director, NYNEX Corporation
                  (1970-1990); Trustee, Saratoga
                  Performing Arts Center, Boy Scouts of
                  America, and Carnegie Hall; former
                  President, Vice Chairman and Director, R.
                  H. Macy & Company (1955-1978),
                  Director of Fidelity Advisor Emerging Asia
                  Fund, Inc. (1994); Director, Fidelity Advisor
                  World Funds (1995); Trustee, Fidelity
                  Investments Charitable Gift Fund (1992).

_______________________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
+ Based on statements furnished to the Fund by the nominees, no current Director, each of whom is also a nominee, beneficially owns any shares of the Fund.
 If elected, each nominee will hold office in accordance with the Fund's Bylaws and Articles of Incorporation, except that (a) any Director may resign; and (b) any Director may be removed only with cause, provided, however, such removal may be made only by the vote of three-fourths of the shares of capital stock of the Fund outstanding and entitled to vote thereupon, voting together, as a single class, at any Annual or Special Meeting of Shareholders. In case a vacancy shall for any reason exist, the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders. If, at any time, less than a majority of the Directors holding office has been elected by the shareholders, the Directors then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Directors.
 The Fund's Board, which is currently composed of two interested and three non-interested Directors, met four times during the twelve months ended September 30, 1995. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. Each Director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served during the twelve months ended September 30, 1995.
 The Fund's Audit Committee is composed entirely of Directors who are not interested persons of the Fund or of FMR or its affiliates and normally meets twice a year, or as required, prior to meetings of the Board of Directors. Currently, Messrs. Helmert Frans van den Hoven, Bertram H. Witham, Jr. and David L. Yunich are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Fund (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended September 30, 1995, the Committee held two meetings.
 The Fund's Board of Directors does not have a nominating committee, compensation committee, or any committee of the Board of Directors performing similar functions.
 As a group, the non-interested Directors, in aggregate, received fees and expenses of $55,318 from the Fund in their capacity as Directors for the Fund's fiscal year ended September 30, 1995.

Current             Principal Occupation**                               Directo
Directors of the                                                         r Since
Fund

Name (Age)+

*Edward C.          Chairman, Chief Executive Officer and a              1994
Johnson 3d          Director of FMR Corp.; Director and Chairman
  (65)              of the Board and of the Executive Committee
                    of FMR; Chairman and a Director of FMR
                    Texas, Inc., Fidelity Management & Research
                    (U.K.) Inc., and Fidelity Management &
                    Research (Far East) Inc.; Director or Trustee
                    and President of all other registered
                    management investment companies advised
                    by FMR; Chairman of Fidelity International
                    Limited; Chairman of all funds in the Fidelity
                    Group of International Funds and of Fidelity
                    Advisor World Funds (1995-present).

Bertram H.          Chairman and Director, Preferred Lodging             1994
Witham, Jr.         System; Director, Bill Glass Ministries; Trustee,
  (77)              Fidelity North Carolina Capital Management
                    Fund; former Treasurer, IBM Co. (1973-1978);
                    Director of Fidelity Advisor Emerging Asia Fund,
                    Inc. (1994-present) and of Fidelity Advisor
                    World Funds (1995-present).

*J. Gary            See Director nominees table.                         1994
Burkhead
  (55)

David L.            See Director nominees table.                         1994
Yunich
  (78)


Helmert Frans    Former Member, Supervisory Board, Royal          1994
van den Hoven    Dutch Petroleum Company; former Chairman,
  (73)           Supervisory Board ABN/Amro Bank
                 (1992-1994) and of Unilever N.V. (1975-1984);
                 Member, Supervisory Boards, Hunter
                 Douglass and Vendex International; Director of a number of other funds in the Fidelity
                 Group of International Funds; Director of
                 Fidelity Advisor Emerging Asia Fund, Inc.
                 (1994-present) and of Fidelity Advisor World
                 Funds (1995-present).

_______________________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
+ Based on statements furnished to the Fund by each Director, no current Director beneficially owns any shares of the Fund.
 The following table sets forth information describing the compensation of each Director of the Fund for his services as a Director for the fiscal year ending September 30, 1995.
      Compensation Table

Name of Director   Aggregate   Pension or    Estimated     Total
                   Compens     Retirement    Annual        Compensat
                   ation       Benefits      Benefits      ion from
                   from the    Accrued       Upon          the Fund
                     Fund*     from the      Retirement
                               Fund          from the      Complex**
                                 Complex**   Fund
                                               Complex**

Helmert Frans       $           $ 0           $ 0           $
van den Hoven      17,333                                  29,333

Bertram H.          17,333      0             0             56,455
Witham, Jr.

David L. Yunich     17,333      0             0             29,333

Edward C.           0           0             0             0
Johnson 3d ***

J. Gary             0           0             0             0
Burkhead ***

_______________________
* Includes compensation paid to Directors by the Fund. The Fund's Directors do not receive any pension or retirement benefits from the Fund as compensation for their services as Directors of the Fund.
** Including the Fund, as of February 29, 1996, there were 230 investment companies in the Fund Complex. Messrs. Johnson and Burkhead are both Directors or Trustees of 228 investment companies in the Fund Complex. Messrs. van den Hoven and Yunich are Directors of two investment companies in the Fund Complex, including the Fund. Mr. Witham is a Director or Trustee of four investment companies in the Fund Complex, including the Fund. Under a retirement program adopted in July 1988 by the open-end investment companies in the Fund Complex (the "Open-End Funds"), Messrs. Witham and Yunich, upon reaching age 72, became eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based upon their basic trustees fees and length of service as trustee for the Open-End Funds. During the year ended September 30, 1995, they each received $50,000 in payments under that retirement program. The obligation of the Open-End Funds to make such payments is not secured or funded.
*** Messrs. Johnson and Burkhead, who are "interested persons" of the Fund, do not receive any compensation from the Fund or other investment companies in the Fund Complex for their services as Directors or Trustees, and are compensated by FMR.

EXECUTIVE OFFICERS OF THE FUND
NAME          POSITION WITH FUND       PRINCIPAL OCCUPATION AND
(AGE)         (BEGINNING IN)           OTHER AFFILIATIONS**

Edward C.     Director and             See Current Directors of the Fund
Johnson       President                table.
3d            (1994)
  (65)

J. Gary       Director and Senior      See Director nominees table.
Burkhead      Vice President
  (55)        (1994)

William R.    Vice President (1994)    Chief Investment Officer, Fidelity
Ebsworth      and Fund                 Investments (Hong Kong) (1991);
  (38)        Co-Manager (1995)        Director, Fidelity Investments
                                       Management (Hong Kong) Ltd.;
                                       Research Director, Fidelity
                                       Investments (Tokyo and Hong
                                       Kong) (1990-1991); Fund Manager
                                       and Analyst, Fidelity Investments
                                       (Boston and Tokyo (1986-1990).
                                       Vice President of Fidelity Advisor
                                       Emerging Asia Fund, Inc.

Billy W.      Vice President           President, Fidelity Investments
Wilder        (1994)                   (Japan) Limited (1995); Director of
  (46)                                 Research, Fidelity Management &
                                       Research (Far East) (1992-1995);
                                       Director of Research and General
                                       Manager, Schroder Securities
                                       (Japan), Ltd. (1988-1992); Senior
                                       Analyst, Schroder Securities
                                       (Japan), Ltd. (1986-1988);
                                       Manager, Impedance Analysis
                                       Equipment Marketing,
                                       Yokogawa-Hewlett-Packard, Ltd.
                                       (1979-1986).

Arthur S.     Secretary                Senior Vice President and General
Loring        (1994)                   Counsel of FMR; Vice President -
  (48)                                 Legal of FMR Corp.; Vice
                                       President and Clerk of Fidelity
                                       Distributors Corporation; Secretary
                                       of all other registered management
                                       investment companies managed by
                                       FMR.

Kenneth       Treasurer                Treasurer of all other registered
A.            (1995)                   management investment
Rathgeber                              companies managed by FMR and
  (48)                                 an employee of FMR (1995); Vice
                                       President, Goldman Sachs & Co.
                                       (1978-1995), including Vice
                                       President of Proprietary
                                       Accounting (1988-1992), Global
                                       Co-Controller (1992-1994) and
                                       Chief Operations Officer of
                                       Goldman Sachs (Asia) LLC
                                       (1994-1995).

Stuart E.     Assistant Secretary      An employee of FMR Corp. (1990).
Fross         (1994)
  (36)

John H.       Assistant Treasurer      Assistant Treasurer of all other
Costello      (1994)                   registered management investment
  (49)                                 companies managed by FMR and
                                       an employee of FMR.

Leonard       Assistant Treasurer      An employee of FMR.
M. Rush       (1994)
  (50)

_______________________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.
 By a unanimous vote of the non-interested Directors, the firm of Price Waterhouse LLP has been selected as independent accountants for the Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission or any state. Pursuant to the Investment Company Act of 1940, such selection requires the ratification of shareholders. Price Waterhouse LLP has advised the Fund that it has no direct or material indirect ownership interest in the Fund.
 The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgement of the persons therein designated.
SHAREHOLDER PROPOSALS
 Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals by December 30, 1996 to the Secretary, 82 Devonshire Street, Boston, Massachusetts 02109.

By Order of the Board of Directors,




Arthur S. Loring, Secretary

FAK-PXS-496 CUSIP #315804104/Fund #603
FIDELITY ADVISOR KOREA FUND, INC.
PROXY SOLICITED BY THE DIRECTORS
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d and Arthur S. Loring, or either of them, proxies of the undersigned, with full power of substitution, to vote all shares of Fidelity Advisor Korea Fund, Inc. as indicated above that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on June 19, 1996 at 9:30 a.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. The shares represented by this Proxy will be voted in accordance with the instructions specified on the reverse side but, if no instructions are given, this Proxy will be voted in favor of proposals 1 and 2 described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.
Please sign this Proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?
__________________________________________________________
__________________________________________________________
__________________________________________________________


 PLEASE MARK VOTES
 AS IN THIS EXAMPLE
        x
                                     With- For All
                                 For hold  Except                                                  For Against Abstain
1. To elect J. Gary Burkhead and                    2. To ratify the selection of Price Waterhouse
   David L. Yunich as Class II                         LLP as independent accountants of the
   Directors.                    ___ ___   ___         Fund.                                       ___   ___    ___


(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S), MARK THE `"FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME.

                         Please refer to the Proxy Statement discussion
                                   of each of these matters.
                             IF NO SPECIFICATION IS MADE, THE PROXY
                            SHALL BE VOTED FOR EACH OF THE PROPOSALS.

                           As to any other matter, said proxies shall
                          vote in accordance with their best judgement.

                            THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                FOR EACH OF THE PROPOSALS ABOVE.

                        Vote this proxy card TODAY! Your prompt response
                    will save Fidelity Advisor Emerging Asia Fund, Inc. the
                               expense of additional mailings.

Please be sure to sign
and date this Proxy.    Date _______  Mark box at right if comments or
                                      address change have been noted on
                                      the reverse side of this card._______


_______________________________________________
Shareholder sign here Co-owner sign here             RECORD DATE SHARES:


IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
In June, we will be holding an annual shareholders meeting for each of the following Fidelity Advisor Funds:
(solid bullet) (solid bullet)Fidelity Advisor Emerging Asia Fund, Inc. (solid bullet) Fidelity Advisor Korea Fund, Inc.
THIS PACKAGE CONTAINS A SEPARATE PROXY VOTING CARD FOR EACH FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed at each meeting are important, and directly affect your investment. As a shareholder, you are entitled to cast one vote for each full share, and a fractional vote for any fraction of a full share, owned by you in each fund. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the funds.
The enclosed Proxy Statement details the proposals under consideration. A list of each issue can be found on the first page of the Proxy Statement. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card exactly as your name appears in the registration shown on the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings. These proposals have been carefully considered by the funds' Board of Directors, which is responsible for protecting your interests as a shareholder. THE BOARD OF DIRECTORS BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact your investment professional immediately.
In the months ahead, you may receive mailings similar to this if you own other Fidelity Advisor Funds. These will be separate proxies, and, like this one, will require your prompt attention. Remember, this is your
opportunity to voice your opinion on matters affecting your funds.   YOUR
PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES
YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
Paul J. Hondros
President
12485          I.PXYVI-CE1ST-0496